As Filed with the Securities and Exchange Commission
                                on July 14, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2000






             Exact Name of Registrant
Commission   as Specified in its Charter,
File Number  Address of Principal                              IRSEmployer
             Executive Officers, Telephone   State of          Identification
             Numbers                         Incorporation     Number
-----------  -----------------------------   -------------     --------------

1-8349       Florida Progress Corporation    Florida            59-2147112
             One Progress Plaza
             St. Petersburg, Florida 33701
             Telephone:  (727) 824-6400

1-3274       Florida Power Corporation       Florida            59-0247770
             One Progress Plaza
             St. Petersburg, Florida 33701
             Telephone:  (727) 820-5151


     The address of neither registrant has changed since the last report.

     The combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

                                        1

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ITEM 5.  OTHER EVENTS

     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended June 30, 2000:

     Florida Progress and CP&L Energy, Inc. issued a joint press release dated July 13, 2000 reporting (i) the receipt of the approval of the Federal Energy Regulatory Commission and (ii) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, both on July 12 and both in connection with pending business combination transaction between Florida Progress and CP&L Energy.

                                        2

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits -

Exhibit  Number (by  reference to
Item 601 of  Regulation  S-K)         Description  of Exhibit
---------------------------------     -----------------------

              99                      Joint Press Release dated July 13, 2000.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLORIDA PROGRESS CORPORATION
                                     FLORIDA POWER CORPORATION


                                     By:    /s/ Pamela A. Saari
                                            ----------------------------------
                                            Pamela A. Saari
                                            Treasurer of each Registrant


Date:  July 14, 2000

                                INDEX TO EXHIBITS


     Exhibit No.        Description of Exhibit
     -----------        ----------------------

          99            Joint Press Release dated July 13, 2000


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